                          ACKNOWLEDGMENT AND AGREEMENT

         This is to acknowledge that I have received a copy of the Company's Employee Handbook and understand that it sets forth the terms and conditions of my employment as well as my duties, responsibilities and obligations toward the Company. I understand and agree that it is my responsibility to read and familiarize myself with the provisions of the Employee Handbook and to abide by the rules, policies and standards set forth in the Employee Handbook.

         I also acknowledge that, except for the policies of at-will employment and arbitration, the terms and conditions set forth in this handbook may be modified, changed or deleted at any time without prior notice to me and other employees provided such changes are in writing and approved by the President of Company. Any agreement of any kind pertaining to my employment must be in writing.

         I also acknowledge that my employment with Company is not for a specified period of time and can be terminated at any time for any reason, without cause or notice, by me or by the Company. I acknowledge that no statements or representations regarding my employment can alter the foregoing. As to the circumstances in which employment may be terminated, this is the entire agreement between me and the Company; there are no oral or collateral agreements of any kind. I agree to abide by the terms of the Employment, Confidentiality, Assignment of Inventions, and arbitration Agreement executed by me and the Company.

         I further agree, in accordance with the Company's Arbitration Policy, that I will submit any dispute arising under or involving my employment with Company or the termination of employment to binding arbitration within one year of the date the dispute first arose. I agree that arbitration shall be the exclusive forum for resolving all disputes arising out of or involving my employment with Company or the termination of that employment. I agree that l will be entitled to legal representation, at my own cost, during any such arbitration. I further understand that I will be responsible for half of the cost of the arbitrator and any incidental costs of arbitration.

                                                  /s/ Robert M. Gardner
                                                --------------------------------
                                                            Employee's signature

                                                  Robert M. Gardner
                                                --------------------------------
                                                     Employee's Name [printed]

                                                        9/27/99
                                                --------------------------------
                                                                           Date

          EMPLOYMENT, CONFIDENTIALITY & INVENTION ASSIGNMENT AGREEMENT

         As a condition and in consideration of my employment with integrated Telecom Express, Inc., its subsidiaries, affiliates, successors or assigns (together the "Company"), I agree:

1. AT-WILL EMPLOYMENT. MY EMPLOYMENT WITH THE COMPANY IS FOR AN UNSPECIFIED DURATION AND IS "AT-WILL" EMPLOYMENT. MY EMPLOYMENT MAY BE TERMINATED BY EITHER THE COMPANY OR BY ME AT ANY TIME, WITH OR WITHOUT GOOD CAUSE OR FOR ANY OR NO CAUSE, WITH OR WITHOUT NOTICE.

2. CONFIDENTIAL INFORMATION. At all times I will hold in confidence and not use, except for the benefit of the Company, or disclose without prior written authorization, any Company Confidential Information. "Confidential Information" includes any and all proprietary information, trade secrets or know-how acquired during my employment either directly or indirectly in writing, orally or by observation, provided that Confidential Information does not include matter which became publicly known and generally available in a lawful manner, in addition, I will not improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer or of any other, nor will I bring or keep any such information in any form on Company premises or property.

3.       INVENTIONS.

         (a) INVENTIONS RETAINED AND LICENSED. I have attached as EXHIBIT A a list describing all inventions, original works of authorship, protectible matter and trade secrets in which I hold rights and which are not assigned to the Company (collectively "Prior Inventions"); if no such list is attached, there are no such Prior Inventions. I grant the Company a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use, sell, offer for sale, import, and otherwise distribute any Prior Invention which I incorporate into any Company process, product and/or property.

         (b) ASSIGNMENT OF INVENTIONS. I will promptly make full written disclosure and I assign to the Company, or its designees, all right, title and interest in and to any and all inventions, works of authorship, protectible matter and trade secrets which during my employment I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice (collectively "Inventions"), except as provided in
Section 3(e) below. All protectible works of authorship which are made by me (solely or jointly with others) within the scope of and during my employment are "works made for hire, as that term is defined in the United States Copyright Act.

         (c) MAINTENANCE OF RECORDS. I will maintain adequate and current written records of all Inventions, and these records will remain with and belong to the Company.

         (d) PATENT AND COPYRIGHT REGISTRATIONS. During and after my employment, I will cooperate fully to secure, register and enforce the Company's rights in the Inventions in any and all countries, including without limitation signing appropriate documents. In and under all circumstances in which I fail to and/or cannot execute such documents, I irrevocably designate and appoint the Company and its designees as my agent and attorney, to execute and file any such applications and do all other acts to further the prosecution, issuance and enforcement of such registrations and rights.

         (e) EXCEPTION TO ASSIGNMENTS. I understand that the provisions of this Agreement requiring assignment of Inventions to the Company do not apply to any invention which qualifies fully under the provisions of California Labor Code Section 2870, but nevertheless will promptly advise the Company in writing of any inventions that I believe meet the criteria of such Section.

         (f) CONFLICT OF INTEREST, COMPANY EMPLOYEE MANUAL AND POLICY GUIDELINES. During the term of my employment, I will strictly adhere to the requirements of the Company Employee Manual, Conflict of Interest Guidelines, and all applicable Company guidelines and policies.

         (g) RETURN OF COMPANY DOCUMENTS. Immediately upon the end of my employment, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all tangible items and reproductions of information developed by me pursuant to my employment with the Company or otherwise belonging to the Company, and will certify my compliance with this requirement in writing.

         (h) NOTIFICATION. The Company may notify any third party, including without limitation, any new or future employer, about my rights and obligations under this Agreement.

         (i) SOLICITATION OF EMPLOYEES. During, and for a period of twelve months immediately following, my employment, I shall neither directly nor indirectly solicit, induce, recruit or encourage any Company employees to leave their employment, nor will I attempt or assist any others to do so.

4.       ARBITRATION AND EQUITABLE RELIEF.

         (a) ARBITRATION. Except as provided in Section 4(b) below, any and all disputes or controversies arising out of, relating to, or concerning this Agreement, shall be settled exclusively by arbitration to be held in Santa Clara County, California, in accordance with the rules then in effect of the Asia Pacific Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy, and the arbitration shall include provisions for protecting Company Confidential Information against disclosure. The decision of the arbitrator shall be final, conclusive and binding on the parties and judgment may be entered thereon in any court having jurisdiction. The Company and I shall each pay one-half of the costs and expenses of such arbitration, and each of us shall separately pay our counsel fees and expenses.

         THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EMPLOYEE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ANY AND/OR ALL ASPECTS OF THE EMPLOYER/EMPLOYEE RELATIONSHIP (EXCEPT AS PROVIDED IN SECTION 4(B) BELOW), including, but not limited to, any and all claims for violation of any federal, state or municipal statute, law and/or regulation, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the California Fair Employment and Housing Act, and Labor Code Section 201, ET SEQ.

         (b) EQUITABLE REMEDIES. It would be impossible or inadequate to measure and calculate the Company's damages from any breach of the covenants set forth in sections 2 and/or 3. Thus, in addition to any other right or remedy and without any requirement of a bond or security, if I breach any of such sections, the Company will be entitled to an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance.

         (c) CONSIDERATION. Each party's promise to resolve claims exclusively by arbitration is consideration for other party's promise to do the same, arid I am offered employment in consideration of and based upon my promise to arbitrate.

5.       GENERAL PROVISIONS.

         (a) GOVERNING LAW; CONSENT TO PERSONAL JURISDICTION. This Agreement will be governed by the laws of the State of California, and I hereby expressly consent to the personal jurisdiction of the courts located in California for any lawsuit filed there against me by the Company.

         (b) ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding between the Company and me relating to the subject matter herein and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

         (c) SEVERABILITY. If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.

         (d) SUCCESSORS AND ASSIGNS. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.


/s/ Robert M. Gardner
---------------------------                               ----------------------
Employee Signature                                        Company Signature

Date:    9/27/99            Print Employee Name:     Robert M. Gardner
     --------------                             --------------------------------

                                    EXHIBIT A

                            LIST OF PRIOR INVENTIONS
                         & ORIGINAL WORKS OF AUTHORSHIP

                                    Identifying Number
Title           Date                or Brief Description











     X      No inventions or improvements
  -----


  -----     Additional Sheets Attached.


Signature of Employee: /s/ Robert M. Gardner

Print Name of Employee: Robert M. Gardner

Date:


NOTICE: CALIFORNIA LABOR CODE SECTION 2870 EMPLOYMENT AGREEMENTS; ASSIGNMENT OF RIGHTS PROVIDES:
         "Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:
         Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.
         Result from any work performed by the employee for the employer.
         To the extent a provision in an employment agreement purports to require an employee to assign an Invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."

       ATTACHMENT TO EMPLOYMENT; CONFIDENTIALITY AND INVENTION ASSIGNMENT
                                    AGREEMENT

                         CONFLICT OF INTEREST GUIDELINES

         It is the policy of Integrated Telecom Express, Inc., to conduct its affairs in strict compliance with the letter and spirit of the law and to adhere to the highest principles of business ethics. Accordingly, all officers, employees and independent contractors must avoid activities which are in conflict, or give the appearance of being in conflict, with these principles and/or with the interests of the Company. The following are potentially compromising situations which must be avoided. Any exceptions must be reported to the President and written approval for continuation must be obtained.

         i. Revealing confidential information to outsiders or misusing confidential information. Unauthorized divulging of information is a violation of this policy whether or not for personal gain and whether or not harm to the Company is intended. (The Employment, Confidential Information and Invention Assignment Agreement elaborates on this principle and is a binding agreement.)

         ii. Accepting or offering (other than inconsequential) gifts, excessive entertainment, favors or payments which may be deemed to constitute undue influence or otherwise be improper or embarrassing to the Company.

         iii. Participating in civic or professional organizations that might involve divulging confidential information of the Company.

         iv. Initiating or approving personnel actions affecting reward or punishment of employees or applicants where there is a family relationship or is or appears to be a personal or social involvement.

         v. Initiating or approving any form of personal, social or other harassment of employees.

         vi. Investing or holding outside directorship in suppliers, customers, or competing companies, including financial speculations, where such investment or directorship might influence in any manner a decision or course of action of the Company.

         vii. Borrowing from or lending to employees, customers or suppliers.

         viii. Acquiring any interest in real estate or other property of interest to the Company.

         ix. Improperly using or disclosing to the Company any proprietary information or trade secrets of any former or concurrent employer or other person or entity with whom obligations of confidentiality exist.

         x. Unlawfully discussing prices, costs, customers, sales or markets with competing companies or their employees.

         xi. Making any unlawful agreement with distributors with respect to prices.

         xii. Improperly using or authorizing the use of any inventions which are the subject of patent claims of any other person or entity.

         xiii. Engaging in any conduct which is not in the best interest of the Company.

         xiv. Disclosing, tipping, and/or trading upon any material non-public information.

         xv. Engaging in any activity which is prohibited by the securities or other applicable laws of the United States of America or any other jurisdiction with authority over the action in any manner relating to and/or impacting the Company.

         Each officer, employee and independent contractor must take every necessary action to ensure compliance with these guidelines and to bring problem areas to the attention of higher management for review.

         Violations of this conflict of interest policy may result in discharge without warning.